UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23674

TAX-FREE HIGH GRADE PORTFOLIO BOND FUND

FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:	Copy to:

Brian M. Kaplowitz	Alexandre-Cyril Manz

--------------------------------------	------------------------------------------------------

Brian M. Kaplowitz Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Alexandre-Cyril Manz UBS Financial Services Incorporated of Puerto Rico American International Plaza Building - Tenth Floor 250 Muñoz Rivera Avenue San Juan, Puerto Rico 00918

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Report to Stockholders.

(a)      The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

(b)      Not applicable.

2021

ANNUAL REPORT

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

LETTER TO SHAREHOLDERS

Dear Shareholders:

The Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc. (formerly known as Puerto Rico AAA Portfolio Bond Fund, Inc. and hereinafter referred to as the “Fund”) is pleased to present the Letter to Shareholders for the fiscal year ended September 30, 2021.

The Fund’s fiscal year 2021 began during the earlier stages of the Coronavirus (otherwise known as “COVID-19”, as it has been named by the World Health Organization) pandemic. The virus originated in China in 2019 and by early March 2020 had caused major disruptions to the world economies.

As the effects of the COVID-19 pandemic spread across the world, many countries instituted sweeping policies to contain its deadly effects. Borders were closed, travel severely curtailed and mandatory quarantines declared for large segments of the population. In the United States, the Federal Reserve Board (“Fed”) responded by lowering interest rates and providing liquidity to financial markets through numerous lending programs, including large purchases of U.S. Treasury Notes and U.S. Agency mortgage-backed securities (MBS).

Initially, equity markets had negative responses to the COVID-19 pandemic, with U.S. major equity indices experiencing historical drops of more than 30% in a matter of days. It was the fastest decrease ever and the largest since the Great Depression of 1929. To compound matters, decreasing global demand and a price war between Russia and Saudi Arabia sent the price of oil plunging to its lowest price in decades; oil related securities traded at their lowest prices ever.

As the economy began to recover, the stock market rebounded from the record lows of March 2020. However, performance was mixed, sectors like technology and health care rebounded well, with some companies reaching record highs, and other sectors such as retail, airlines, cruise lines, among others, remained under pressure. World-wide supply chain disruptions in many industries continue. By the Fund’s year-end in September 2021, the major indices continued to improve and were trading at or near their all-time highs.

In November 2020, Mr. Joseph Biden was elected President of the United States and Mr. Pedro Pierluisi was elected governor of Puerto Rico, with both taking office in January 2021. Three vaccines have been approved and the Biden administration increased the resources and speed of vaccination. While the expectation was that a majority of the U.S. and P.R. population could be vaccinated by the third quarter of 2021, the pace of vaccination among states has been very uneven. The new and more contagious Delta variant has also caused many countries to re-assess the pace

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of the re-opening of the full economy. Current estimates for the culmination of the vaccination process run into the spring of 2022.

The Fed maintained interest rates at 0.00% to 0.25% at its September 22, 2021, meeting. The Committee cited continued progress on vaccinations but risks to the economic outlook remain. The debate on the recent elevated inflation readings centers on whether they are transitory pandemic related supply disruptions or represent a permanent shift in inflation expectations. The Fed believes the effects are largely transitory. Another topic of debate is the timing of the scaling back of the U.S. Treasury and Mortgage-Backed Securities (“MBS”) purchase programs commenced in March 2020. The Fed statement indicated that the pace may be scaled backed soon. On September 30, 2021, the yield on the ten-year U.S Treasury Note closed at 1.52% up from 0.69% at the beginning of the fiscal year.

With a near-zero, short-term interest rate environment and elevated valuations in nearly all asset classes, current market conditions present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

Leslie Highley, Jr.

Managing Director for the

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANIES ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). , as of May 14, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the fiscal year ended September 30, 2021.

One Year

Based on market price	6.36%
Based on net asset value (“NAV”)	1.09%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, NAV and market prices for the year and as of year-end.

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

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Dividend yield-based on $10 IPO	2.45%
Dividend yield based on market at year-end	4.06%

NAV as of September 30, 2021	$8.66
Market Price as of September 30, 2021	$6.04
Premium (discount) to NAV	(30.3% )

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and tax income.

The Fund’s investment portfolio is comprised of various security classes. The Investment Adviser considers numerous characteristics of each asset class, in an effort to meet the Fund’s investment objective. A large number of the securities in which the Fund has invested have call dates. The Fund also owns a large number of mortgage backed securities (“MBS”). MBS are subject to prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The final maturities of the portfolio are included in the Schedule of Investments that forms part of the accompanying financial statements.

Figure 1 below reflects the breakdown of the investment portfolio as of September 30, 2021. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The largest Puerto Rico municipal bond holdings in the portfolio are the newly-issued Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds exchanged in on or

4

about February 2019, pursuant to a plan of adjustment approved by the U.S. District Court for the District of Puerto Rico under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. These newly-issued COFINA bonds, which are secured by 53.65% of the pledged sales and use tax through 2058 (which amount to $420 million for fiscal year 2019 and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041), and representing 12.75% of the Fund’s total investments, had a positive performance (income and price appreciation) during the fiscal year ended September 30, 2021. Sales and Use Tax (“IVU”) collections exceeded the fiscal plan projections. For the second consecutive year, the bond debt service reserve was fully funded during October, the fastest time ever recorded. The second largest holding are the U.S. Agency Mortgage-Backed Securities (“MBS”). The balance of this portfolio decreased to approximately 10.7% of the portfolio due to a combination of repayments of the underlying mortgages and a decrease in the valuation.

In addition, the Fund owns a small amount of the Employee Retirement System Pension Obligations Bonds (“POB”), representing less than one half of 1% of the portfolio. These bonds decreased in value during the year, based on the expected recovery from the settlement stipulation entered into on or about April 2021. As a signatory of the stipulation, on the effective date, the Fund will receive its pro-rata share of the consummation costs contemplated therein, when the stipulation is deemed effective.

The U.S. portfolio is composed of U.S. Agencies and U.S. municipal bonds. Since the beginning of the pandemic, the holdings of U.S. Agencies bonds have decreased from previous years from calls on the portfolio due to the low interest rate environment. Even though rates have increased from last years’ lows, they are still below historical levels. The U.S. municipal portfolio consists of AAA rated or insured bonds from several issuers. There were some calls in the portfolio during the year.

The NAV of the fund decreased $0.21 during the year from $8.87 at the beginning of the year to $8.66 at the end of the year. The valuation of the Fund’s portfolio decreased $0.21. As discussed above, the appreciation in the COFINA bonds was smaller than the decrease in the valuation of the POB, MBS, U.S. Agency and U.S. municipal bonds. The Fund continued to trade at a discount to its NAV during the entire fiscal year.

The Fed maintained short term rates at 0.00%-0.25% during the entire fiscal year. Long term interest rates, on the other hand, increased gradually as the market reacted to the continuing positive economic news and the expectation of the beginning of the scaling back in U.S. Treasury and Agency MBS. The yield of the 10-year note increased from 0.69% to 1.52%, while the yield of the 2-year note increased from 0.13% to 0.28%. Thus, the yield curve steepened 0.68% during the year. The increase in the yield of the 10-year was responsible for the decrease in the valuation of the MBS, U.S. Agency and U.S. municipal bond portfolio.

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FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)		Geographic Allocation (% of Total Portfolio)

Sales and Use Tax	12.75%	Puerto Rico	23.91%
Mortgage-Backed Securities	10.72%	U.S.	76.09%
General Obligations	4.00%	Total	100.00%
U.S. Agencies	40.39%
Transportation Bond	0.95%
Utilities Bonds	2.12%
Revenue Bonds	28.62%
Pension Obligations	0.45%
Total	100.00%

The following table shows the ratings of the Fund’s security portfolio as of September 30, 2021. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Rating (% of Total Portfolio)	Percent
AAA	71.68%
AA	15.13%
Below BBB	0.44%
Not Rated	12.75%
Total	100.00%

The Not-Rated category is comprised of the newly-issued COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of September 30, 2021, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as

6

of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

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FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations (“TSO”) in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate variable and based of short-term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration to the 1940 Act.

As of September 30, 2021, the Fund had the following leverage outstanding:

Repurchase Agreements	$31,200,000
Leverage Ratio	9.1%

Refer to the Schedule of Investments for a detail of the pledged securities and to Notes 5 to the Financial Statements for further details on outstanding leverage during the year.

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FUND REPURCHASE PROGRAM

REPURCHASE PROGRAM

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 50% of the aggregate number of shares of common stock issued by the Fund. During the current fiscal year, the Shares continued to experience a period of limited liquidity and/or trading at a discount to their net asset value. Although the holders of the Shares do not have the right to redeem their Shares inasmuch as the Fund is closed-ended, the Fund may, at its sole discretion, effect repurchases of Shares in the open market, in an attempt to increase the liquidity of the Shares as well as reduce any market discount from their corresponding net asset value. There is no assurance that, if such action is undertaken, it will result in the improvement of the Shares’ liquidity or reducing any such market discount. Moreover, while such undertaking may have a favorable effect on the market price of the Shares, the repurchase of the Shares by the Fund will decrease the Fund’s total assets and therefore, have the effect of increasing the Fund’s expense ratio. Upon registration under the 1940 Act, any repurchases of Shares by the Fund must be conducted in accordance therewith and rules and regulations issued thereunder.

Prior to May 14, 2021, repurchases of Shares by the Fund were conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the Office of the Commissioner of Financial Institutions (“OCFI”) and procedures adopted by the Fund’s Board of Directors to address potential conflicts of interest with affiliated broker-dealer UBS Financial Services Incorporated of Puerto Rico. Among other things, such regulation and procedures required that to the extent that various sellers indicated interest in selling shares of the Fund, it would purchase such shares starting with the lowest offered price and in the following order of priority for each price: (1) individual and corporate investors, irrespective of the broker-dealer that serves as record owner of the shares to be repurchased; (2) the trading desks of Puerto Rico broker-dealers which are unaffiliated with the Fund; and (3) the trading desk of UBS Financial Services Incorporated of Puerto Rico. If sellers offered more shares for repurchase than the Fund were able to accept at any particular price for a particular level of priority, repurchase offers would be accepted on a pro-rata basis within that particular level of priority. Additionally, to the extent that UBS Financial Services Incorporated of Puerto Rico elected to offer the Fund’s shares of Common Stock for repurchase from its respective securities inventory, it had do so at its corresponding offer price per share reported to the public.

The Fund’s Share Repurchase Program is implemented on a discretionary basis, under the direction of the Investment Adviser and subject to the rules and regulations issued under the 1940 Act. The Fund’s repurchase activity for each fiscal year is disclosed in the Annual Report to Shareholders attached hereto (see Note 3), as well as the quarterly reports to shareholders. The undertaking of a repurchase program does not obligate the Fund to purchase specific amounts of Shares.

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During the fiscal year ended September 30, 2021, the Fund repurchased 14,764 shares of its common stock in the open market, which were used to cover shares for the dividend reinvestment plan. The total shares repurchased as of September 30, 2021 amounts to 22,007,263 and represents 37.99% of the issued shares of the Fund’s common stock since inception.

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GLOSSARY OF FUND TERMS

Bond - security issued by a government or corporation that obligates the issuer to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Closed-end fund - a fund that issues a fixed amount of common stock.

Coupon- the interest rate that a bond promises to pay over its life, expressed as a percent over its face value.

Dividend - a per-share distribution of the income earned from a fund’s portfolio holdings. When a dividend distribution is made, a fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Expense ratio- the percentage of a fund’s average net assets attributable to common shareholders used to pay fund operating expenses. The expense ratio takes into account, investment management fees, administration fees as well as other operating expenses such as legal, audit, insurance and shareholder communications.

Interest Rate Swap – an agreement to exchange one interest rate stream for another. No principal changes hands.

Maturity- the date on which the face value of a bond must be repaid. For a portfolio it is represented in years and measures the average length to maturity of all the bonds in the portfolio. This measure does not take into account embedded options in the bonds comprising the portfolio.

Net Asset Value (NAV) Per Share – the NAV per share is determined by subtracting the fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares of Common Stock outstanding.

Notional amount - refers to the specified dollar amount of the swap in which the exchange of interest payment is based.

Premium/Discount- the difference between the bid price of the shares of a fund and their NAV. In a case of a premium, the bid price is above the NAV. In the case of a discount, the bid price is below the NAV. These amounts can be expressed as numerical values or percentages. The higher the percentage, the larger the difference (positive or negative) between the market price and the NAV of a fund.

Total Investment Return - the change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio – the turnover ratio represents the fund’s level of trading activity. The Fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the Fund’s average monthly assets.

Undistributed income- the net income of a fund that has not been distributed to common shareholders as of the latest available audited financial statements. In the case of the target maturity type-funds, it also includes the amounts to be distributed after the target date to return the initial (i.e. $10) investment.

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TAX-FREE HIGH GRADE PORTFOLIO BOND FUND FOR PUERTO RICO RESIDENTS, INC.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the fiscal year ended September 30, 2021

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:		Net asset value applicable to common stock, beginning of period	$8.87
		Net investment income (a)	0.24
		Net realized loss and unrealized appreciation (depreciation) from investments (a)	(0.21)
		Total from investment operations	0.03
		Less: Dividends from net investment income to common shareholders	(0.24)
		Discount on repurchase of common stock	0.00 *
		Net asset value applicable to common stock, end of period	$8.66

		Market value, end of period (b)	$6.04

Total Investment	(b) (f)	Based on market value per share	6.36%
Return:	(f)	Based on net asset value per share	1.09%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	0.82%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	1.27%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.24%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.03%
	(c) (e)	Net investment income to average net assets applicable to common shareholders - net of waived fees	2.74%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$311,475

		Portfolio turnover	-

		Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	-

*	Discount on repurchase of common stock represents an amount that rounds to zero. Refer to Note 3.

(a)	Based on average outstanding common shares of 35,950,619 for the fiscal year ended September 30, 2021.

(b)	Period end market values provided by UBS Financial Services, Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

(c)	Based on average net assets applicable to common shareholders of $314,394,625 for the fiscal year ended September 30, 2021.

(d)	Expenses include both operating and interest and leverage related expenses.

(e)	The effect of the expenses waived for the fiscal year ended September 30, 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.45%.

(f)	Dividends are assumed to be reinvested at the per share net asset/market value as defined in the dividend reinvestment plan.

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO BOND FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	September 30, 2021

Face Amount		Issuer	Coupon	Maturity Date	Value

Puerto Rico Agencies Bonds and Notes - 10.15% of net assets applicable to common shareholders, total cost of $31,263,023
$ 6,045,000	G	Employee Retirement System	6.15%	07/01/38	$687,619
6,000,000	G	Employee Retirement System	6.20%	07/01/39	682,500
200,000	G	Employee Retirement System	6.30%	07/01/36	22,750
270,000	G	Employee Retirement System	6.25%	07/01/38	30,713
810,000	G	Employee Retirement System	5.85%	07/01/23	92,138
615,000	F	Puerto Rico Sales Tax	4.55%	07/01/40	691,117
4,518,000	F	Puerto Rico Sales Tax	4.75%	07/01/53	5,055,339
11,425,000	F	Puerto Rico Sales Tax	5.00%	07/01/58	12,958,921
6,255,000	F	Puerto Rico Sales Tax	4.33%	07/01/40	6,936,245
187,000	F	Puerto Rico Sales Tax	4.54%	07/01/53	206,795
1,376,000	F	Puerto Rico Sales Tax	4.55%	07/01/40	1,432,453
2,508,000	F	Puerto Rico Sales Tax	4.78%	07/01/58	2,811,623
$ 40,209,000					$31,608,213

Puerto Rico Agencies Zero Coupons Bonds - 4.25% of net assets applicable to common shareholders, total cost of $10,893,027
$550,000	F	Puerto Rico Sales Tax	0.00%	07/01/24	$525,053
1,173,000	F	Puerto Rico Sales Tax	0.00%	07/01/27	1,058,656
1,144,000	F	Puerto Rico Sales Tax	0.00%	07/01/29	985,260
1,477,000	F	Puerto Rico Sales Tax	0.00%	07/01/31	1,176,913
1,662,000	F	Puerto Rico Sales Tax	0.00%	07/01/33	1,232,007
15,809,000	F	Puerto Rico Sales Tax	0.00%	07/01/46	5,199,628
12,879,000	F	Puerto Rico Sales Tax	0.00%	07/01/51	3,061,441
$ 34,694,000					$13,238,958

Principal Outstanding Amount

Puerto Rico GNMA Exempt - 2.22% of net assets applicable to common shareholders, total cost of $6,232,335
$ 40,369		GNMA Pool 407869	6.50%	10/15/25	$44,817
93,396		GNMA Pool 420133	6.50%	06/15/26	103,686
118,863		GNMA Pool 437632	6.50%	02/15/27	131,958
105,392		GNMA Pool 437641	6.50%	02/15/27	117,003
71,009		GNMA Pool 444370	6.50%	05/15/26	78,832
49,202		GNMA Pool 445510	6.50%	04/15/27	54,623
61,933		GNMA Pool 445512	6.50%	12/15/27	68,756
63,364		GNMA Pool 449303	6.50%	01/15/27	70,345
89,944		GNMA Pool 449308	6.50%	05/15/27	99,853
86,337		GNMA Pool 449357	6.50%	12/15/27	95,849
89,443		GNMA Pool 449358	6.50%	12/15/27	99,297
90,589		GNMA Pool 451945	6.50%	08/15/27	100,569
119,183		GNMA Pool 476750	6.50%	08/15/28	132,314
111,107		GNMA Pool 494894	6.50%	11/15/28	123,348
180,660		GNMA Pool 495007	6.50%	01/15/29	200,564
81,902		GNMA Pool 495081	6.50%	10/15/29	90,925
117,740		GNMA Pool 495038	6.50%	05/15/29	130,712
78,237		GNMA Pool 495070	6.50%	07/15/29	86,857
70,149		GNMA Pool 495078	6.50%	09/15/29	77,878
133,220		GNMA Pool 508608	6.50%	12/15/29	147,897
72,973		GNMA Pool 508625	6.50%	10/15/28	81,013
33,277		GNMA Pool 514658	6.50%	10/15/29	36,943
69,625		GNMA Pool 528298	6.50%	01/15/30	77,296
60,763		GNMA Pool 528300	6.50%	01/15/30	67,457
97,313		GNMA Pool 528301	6.50%	12/15/29	108,034
92,628		GNMA Pool 528302	6.50%	01/15/30	102,833
119,742		GNMA Pool 528381	6.50%	04/15/30	132,934
107,698		GNMA Pool 528386	6.50%	04/15/30	119,563
93,625		GNMA Pool 528389	6.50%	05/15/30	103,940
170,179		GNMA Pool 528390	6.50%	04/15/30	188,928
97,933		GNMA Pool 528399	6.50%	05/15/30	108,723
110,729		GNMA Pool 528412	6.50%	06/15/30	122,928
104,730		GNMA Pool 528413	6.50%	06/15/30	116,268
141,676		GNMA Pool 528505	6.50%	10/15/30	157,285
104,639		GNMA Pool 530752	6.50%	11/15/32	116,167
274,652		GNMA Pool 553970	6.50%	10/15/31	304,911
439,061		GNMA Pool 553975	6.50%	08/15/31	487,434
295,738		GNMA Pool 553981	6.50%	11/15/31	328,320
145,760		GNMA Pool 553982	6.50%	11/15/31	161,819
428,510		GNMA Pool 553996	6.50%	10/15/31	475,720
103,770		GNMA Pool 554037	6.50%	12/15/31	115,203
294,178		GNMA Pool 554064	6.50%	10/15/31	326,588
264,063		GNMA Pool 554080	6.50%	11/15/31	293,153
327,697		GNMA Pool 568321	6.50%	04/15/32	363,800
329,337		GNMA Pool 607296	6.50%	04/15/33	365,621
$ 6,232,335	B				$6,918,964

Puerto Rico GNMA Taxable - 1.27% of net assets applicable to common shareholders, total cost of $3,522,979
$ 219,344		GNMA Pool 572093	5.50%	02/15/34	$245,696
284,440		GNMA Pool 572120	6.00%	07/15/34	323,256
218,423		GNMA Pool 572127	6.00%	08/15/34	246,098
232,952		GNMA Pool 572153	6.00%	01/15/35	262,444
233,527		GNMA Pool 572155	6.00%	02/15/35	263,066
81,904		GNMA Pool 622038	6.00%	09/15/33	91,776
115,065		GNMA Pool 622047	6.00%	11/15/33	129,089

The accompanying notes are an integral part of these financial statements.

PUERTO RICO AAA PORTFOLIO BOND FUND, INC.

SCHEDULE OF INVESTMENTS	September 30, 2021

Principal Outstanding Amount		Issuer	Coupon	Maturity Date	Value

Puerto Rico GNMA Taxable - 1.27% of net assets applicable to common shareholders, total cost of $3,522,979					(continued)
$ 80,502		GNMA Pool 622048	6.50%	11/15/33	$89,931
242,135		GNMA Pool 622052	6.00%	01/15/34	272,813
46,416		GNMA Pool 622054	5.50%	01/15/34	51,746
68,833		GNMA Pool 593758	6.00%	10/15/33	77,139
55,535		GNMA Pool 593794	6.50%	01/15/34	62,040
74,540		GNMA Pool 593802	6.00%	01/15/34	83,510
159,482		GNMA Pool 631034	5.50%	11/15/34	177,894
139,181		GNMA Pool 590175	5.50%	08/15/33	155,309
28,625		GNMA Pool 593727	6.00%	08/15/33	32,080
198,030		GNMA Pool 593729	6.00%	07/15/33	222,200
98,498		GNMA Pool 607404	6.50%	09/15/33	110,035
202,101		GNMA Pool 593764	6.00%	12/15/33	227,091
84,994		GNMA Pool 593765	6.00%	12/15/33	95,241
98,881		GNMA Pool 607410	6.00%	10/15/33	110,804
87,167		GNMA Pool 607412	6.50%	10/15/33	97,377
64,623		GNMA Pool 607427	6.00%	11/15/33	72,412
27,137		GNMA Pool 607433	6.00%	11/15/33	30,412
158,815		GNMA Pool 607442	6.00%	12/15/33	178,153
166,336		GNMA Pool 607444	6.50%	11/15/33	187,562
55,493		GNMA Pool 607445	6.50%	12/15/33	61,993
$ 3,522,979	B				$3,957,167

Puerto Rico FNMA Taxable - 7.64% of net assets applicable to common shareholders, total cost of $20,618,901
$ 971,652		FNMA Pool 835565	6.00%	10/01/35	$1,148,100
476,034		FNMA Pool 695396	6.00%	12/01/33	547,851
316,860		FNMA Pool 695419	6.00%	10/01/33	359,312
427,129		FNMA Pool 695423	6.00%	11/01/33	491,792
108,588		FNMA Pool 695424	6.50%	11/01/33	124,330
130,006		FNMA Pool 695428	6.00%	11/01/33	146,077
86,779		FNMA Pool 695429	6.50%	11/01/33	99,210
448,291		FNMA Pool 695430	6.00%	12/01/33	511,262
217,212		FNMA Pool 758511	6.50%	12/01/33	245,456
146,253		FNMA Pool 758561	6.50%	08/01/34	164,271
390,587		FNMA Pool 758583	6.00%	12/01/34	441,988
69,387		FNMA Pool 801556	5.50%	12/01/34	78,377
150,640		FNMA Pool 801557	5.50%	01/01/35	172,005
1,466,507		FNMA Pool 823332	5.50%	07/01/35	1,704,538
496,139		FNMA Pool 823346	5.50%	07/01/35	567,470
1,384,518		FNMA Pool 909119	6.00%	11/01/37	1,636,156
146,189		FNMA Pool 633637	6.50%	02/01/32	170,787
69,562		FNMA Pool 654709	6.00%	03/01/33	78,080
550,726		FNMA Pool 682079	6.00%	11/01/32	645,503
43,482		FNMA Pool 695400	6.50%	07/01/33	49,624
268,065		FNMA Pool 695401	6.00%	07/01/33	304,636
627,558		FNMA Pool 695409	5.50%	08/01/33	724,077
218,044		FNMA Pool 695410	6.00%	08/01/33	245,167
199,747		FNMA Pool 695414	6.50%	09/01/33	225,281
543,360		FNMA Pool 695415	6.00%	09/01/33	629,358
230,241		FNMA Pool 695417	6.00%	09/01/33	259,077
87,032		FNMA Pool 695431	6.00%	12/01/33	97,682
423,420		FNMA Pool 732871	5.50%	10/01/33	483,131
215,564		FNMA Pool 746980	5.50%	11/01/33	241,821
350,032		FNMA Pool 747021	5.50%	02/01/34	399,884
272,453		FNMA Pool 758565	6.00%	09/01/34	311,422
456,681		FNMA Pool 758631	6.00%	06/01/34	528,053
375,204		FNMA Pool 758632	6.00%	06/01/34	427,860
335,922		FNMA Pool 758639	6.00%	07/01/34	384,019
393,795		FNMA Pool 758642	6.00%	07/01/34	450,359
315,750		FNMA Pool 758660	6.00%	08/01/34	359,856
164,146		FNMA Pool 758667	6.00%	09/01/34	184,499
285,476		FNMA Pool 758694	6.00%	10/01/34	324,840
941,202		FNMA Pool 747026	5.50%	02/01/34	1,090,024
686,181		FNMA Pool 747030	5.50%	02/01/34	792,956
267,238		FNMA Pool 747042	5.50%	03/01/34	301,618
273,149		FNMA Pool 758591	5.50%	01/01/35	316,315
257,378		FNMA Pool 801573	5.50%	01/01/35	294,462
93,498		FNMA Pool 801581	5.50%	02/01/35	104,536
1,344,003		FNMA Pool 811769	5.50%	06/01/35	1,563,008
1,275,922		FNMA Pool 811723	5.50%	05/01/35	1,483,781
640,088		FNMA Pool 811768	5.50%	06/01/35	739,226
986,836		FNMA Pool 811760	5.50%	06/01/35	1,147,636
$ 20,624,526	C				$23,796,773

The accompanying notes are an integral part of these financial statements.

PUERTO RICO AAA PORTFOLIO BOND FUND, INC.

SCHEDULE OF INVESTMENTS	September 30, 2021

Principal Outstanding Amount		Issuer	Coupon	Maturity Date	Value

Puerto Rico Freddie Mac Taxable - 0.57% of net assets applicable to common shareholders, total cost of $1,555,408
$ 49,723		FHLMC Pool A65267	6.50%	08/01/37	$51,212
110,873		FHLMC Pool A15022	6.00%	10/01/33	124,618
125,700		FHLMC Pool A15962	6.00%	11/01/33	141,319
47,827		FHLMC Pool A19230	6.00%	06/01/34	53,706
197,982		FHLMC Pool A22037	5.50%	04/01/34	221,807
53,896		FHLMC Pool A22762	5.50%	11/01/34	60,139
416,139		FHLMC Pool A34667	5.50%	02/01/35	482,596
157,139		FHLMC Pool A36944	5.50%	08/01/35	175,806
301,602		FHLMC Pool A12792	5.50%	08/01/33	339,239
45,702		FHLMC Pool A44318	5.50%	03/01/36	51,118
50,644		FHLMC Pool A43753	6.00%	03/01/36	56,873
1,557,227	D				$1,758,433

Face Amount

US Government, Agency and Instrumentalities - 44.08% of net assets applicable to common shareholders, total cost of $134,370,802
$ 20,000,000	A	Federal Farm Credit	2.09%	06/18/40	$19,266,180
18,000,000		Federal Farm Credit	3.10%	06/16/42	20,303,028
4,000,000		Federal Farm Credit	2.95%	12/28/37	4,439,892
5,000,000		Federal Farm Credit	2.80%	09/01/44	5,381,720
12,000,000		Federal Farm Credit	2.13%	05/21/40	11,736,780
30,000,000		Federal Home Loan Bank	2.49%	03/26/40	30,007,890
30,000,000	A	Federal Home Loan Bank	2.47%	04/30/40	30,007,830
7,000,000		Federal Home Loan Bank	2.17%	06/08/40	6,738,473
5,215,000		Federal Home Loan Bank	2.07%	06/29/40	5,047,922
3,000,000		Federal Home Loan Bank	5.50%	07/15/36	4,376,085
$ 134,215,000					$137,305,800

US Municipals - 38.95% of net assets applicable to common shareholders, total cost of $110,254,273
$ 2,430,000	E	North Texas Municipal Water District	2.13%	06/01/39	$2,394,410
2,480,000	E	North Texas Municipal Water District	2.13%	06/01/40	2,412,636
2,500,000	E	North Texas Municipal Water District	2.25%	06/01/42	2,435,883
16,395,000	E	Dormitory Authority of the State of New York	5.60%	03/15/40	22,014,698
6,700,000	E	Dormitory Authority of the State of New York	5.29%	03/15/33	8,244,812
15,900,000	E	Dormitory Authority of the State of New York	5.39%	03/15/40	21,169,324
5,000,000	E	New York City Transitional Finance Authority	3.80%	08/01/29	5,623,795
14,525,000	E	New York City Transitional Finance Authority	2.25%	08/01/37	13,936,549
7,295,000	E	New York City Transitional Finance Authority	2.30%	08/01/38	6,974,808
9,495,000		City of Portland General Obligation	2.45%	06/15/39	9,392,786
3,050,000	E	San Diego County Regional Transportation Commission	3.25%	04/01/48	3,171,360
4,000,000		Texas Transportation Commission General Obligation	3.21%	4/1/2044	4,191,584
19,375,000	E	Univesity of Michigan	2.44%	04/01/40	19,366,750
$ 109,145,000					$121,329,395

Total investments (109.13% of net assets applicable to common shareholders)					$339,913,703
Other Assets and Liabilities, net (-9.13% of net assets applicable to common shareholders)					(28,439,036)
Net assets applicable to common shareholders - 100%					$311,474,667

Securities sold under repurchase agreements - 10.02% of net assets applicable to common shareholders
$ 31,200,000		Repurchase Agreements with Goldman Sachs			$31,200,000
		0.22% dated September 14, 2021 due October 12, 2021 (Collateralized by US Government,
		Agency and Instrumentailties with a face amount of $33,645,000 and a fair value of $33,099,501;
		2.09% - 2.47%, with maturity dates from April 30, 2040 to June 18, 2040)

A	A portion or all of the security has been pledged as collateral for securities sold under repurchase agreements.

B	GNMA - represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C	FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

D	FHLMC - represents mortgage-backed obligations guaranteed by the Federal Home Loans Mortgage Corporation. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

E	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus.

F	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

G	The bonds are limited, non-recourse obligations of the Employees Retirement System. These securities are not accruing interest income. These bonds are under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”).

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

STATEMENT OF ASSETS AND LIABILITIES			September 30, 2021

Assets:	Investments in securities:
	Securities pledged as collateral on repurchase agreements at value, which has the right to be repledged (identified cost - $33,645,000)		$33,099,501
	Other securities, at value (identified cost - $285,065,748)		306,814,202

			$339,913,703

	Cash		2,024,672
	Interest receivable		2,005,181
	Prepaid expenses and other assets		104,080

	Total assets		344,047,636

Liabilities:	Securities sold under repurchase agreements		31,200,000
	Dividends payable to common shareholders		734,118
	Directors fees payable		6,040
	Payables:
	Interest and leverage expenses	3,241
	Investment advisory fees	154,142
	Administration, custody, and transfer agent fees	50,516	207,899
	Accrued expenses and other liabilities		424,912

	Total liabilities		32,572,969

Net Assets Applicable to Common Shareholders:			$311,474,667

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 35,956,803 issued and outstanding)		$378,288,031
	Total Distributable Earnings (Accumulated Loss) (Note 1 and 10)		(66,813,364)

	Net assets applicable to common shareholders		$311,474,667
	Net asset value applicable to common shares - per share; 35,956,803. shares outstanding		$8.66

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

STATEMENT OF OPERATIONS

		For the fiscal year ended September 30, 2021

Investment Income:	Interest	$11,188,106

Expenses:	Interest and leverage related expenses	88,188
	Investment advisory fees	2,617,122
	Administration, custody, and transfer agent fees	601,788
	Professional fees	236,917
	Directors’ fees and expenses	27,821
	Insurance expense	295,915
	Other	116,536
	Total expenses	3,984,287
	Waived investment advisory, administration, custodian and transfer agent fees	(1,395,799)
	Net expenses after waived fees by investment adviser, administration, custodian and transfer agent	2,588,488

Net Investment Income:		8,599,618

Realized Loss and	Net realized loss on investments	(3,052)
Unrealized Appreciation	Change in net unrealized appreciation (depreciation) on investments	(7,363,655)
(Depreciation) on Investments:	Total net realized and unrealized loss on investments	(7,366,707)

	Net increase in net assets resulting from operations	$1,232,911

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

		For the fiscal year ended September 30, 2021	For the fiscal year ended September 30, 2020
Increase (Decrease) in Net Assets:

	Net investment income	$8,599,618	$10,321,052
	Net realized (loss) gain on investments and swaps	(3,052)	66,177
	Change in net unrealized net appreciation (depreciation) on investments and swaps	(7,363,655)	6,227,293

	Net increase in net assets resulting from operations	1,232,911	16,614,522

Dividends to Common Shareholders From:	Net investment income	(8,807,985)	(10,320,288)

Capital Share	Reinvestment of dividends on common shares	152,631	177,905
Transactions:	Repurchase of common shares	(82,813)	(177,876)

		69,818	29

Net Assets:	Net (decrease) increase in net assets applicable to common shareholders	(7,505,256)	6,294,263

	Net assets at the beginning of the year	318,979,923	312,685,660

	Net assets at the end of the year	$311,474,667	$318,979,923

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

STATEMENT OF CASH FLOWS

Increase (Decrease) in Cash		For the fiscal year ended September 30, 2021

Cash Provided by	Net increase in net assets from operations	$1,232,911

Operations:	Adjusted by:

	Legal expenses related to Puerto Rico bond restructurings	(8,393)
	Calls and paydowns of portfolio securities	33,556,823
	Net realized loss on investments	3,052
	Change in net unrealized (appreciation) depreciation on investments	7,363,655
	Amortization and accretion of premiums and discounts on investments	(573,456)
	Decrease in interest receivable	483,730
	Increase in prepaid expenses and other assets	(4,539)
	Increase in interest payable	397
	Increase in directors fee payable	2,000
	Increase in investment advisory fees payable	34,462
	Increase in administration, custody, and transfer agent fees payable	13,708
	Increase in accrued expenses and other liabilities	54,119

	Total cash provided by operations	42,158,469

Cash Used in	Securities sold under repurchase agreements proceeds	407,899,000
Financing Activities:	Securities sold under repurchase agreements repayments	(415,199,000)
	Short-term notes proceeds	19,850,000
	Short-term notes repayments	(44,476,000)
	Dividends to common shareholders paid in cash	(8,655,190)
	Repurchase of common shares	(82,813)

	Total cash used in financing activities	(40,664,003)

Cash:	Net increase in cash for the year	1,494,466
	Cash at the beginning of the year	530,206

	Cash at the end of the year	$2,024,672

Cash Flow Information:	Cash paid for interest and leverage related expenses	$87,791

	Non-cash activities-dividends reinvested by common shareholders	$152,631

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

1.	Reporting Entity and Significant Accounting Policies

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc. (formerly known as Puerto Rico AAA Portfolio Bond Fund, Inc. and hereinafter referred to as the “Fund”) is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated and commenced operations on December 26, 2002. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

The Fund is considered an investment company under the generally accepted accounting principles in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (“NYSE”) or, if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The net asset value per share is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At September 30, 2021, no security’s fair value was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

•

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

•

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies Bonds and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks, and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers and broker-quotes that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of September 30, 2021, in valuing the Fund’s investments carried at fair value:

	Investments in Securities
	Level 1	Level 2	Level 3	Balance 9/30/2021

Puerto Rico Agencies Bonds and Notes	$-	$44,847,171	$-	$44,847,171
Puerto Rico GNMA Exempt	-	6,918,964	-	6,918,964
Puerto Rico GNMA Taxable	-	3,957,167	-	3,957,167
Puerto Rico FNMA Taxable	-	23,796,773	-	23,796,773
Puerto Rico FHLMC Taxable	-	1,758,433	-	1,758,433
US Government, Agency and Instrumentalities	-	137,305,800	-	137,305,800
US Municipals	-	121,329,395	-	121,329,395

	$-	$339,913,703	$-	$339,913,703

There were no Level 3 securities during the year ended September 30, 2021.

There were no transfers into or out of Level 3 during the year ended September 30, 2021.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

Income Taxes (“ASC 740”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four (4) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended September 30, 2021, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations. Cash, as presented on the Statement of Assets and Liabilities, does not include short-term investments.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods, in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board of Directors, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs of funds or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy, and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s net asset value, not complying with eligible collateral requirements or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments during the year ended September 30, 2021.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short-term and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short-term and medium-term notes may be issued from time to time, in denominations of $1,000 or as may otherwise be specified in a supplement to the Offering Circular. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception. There were no short-term and medium-term notes outstanding as of September 30, 2021.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the fiscal year ended September 30, 2021, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 10 for a reconciliation between taxable and book net investment income

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the fiscal year ended September 30, 2021, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions With Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board of Directors, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets. For the fiscal year ended September 30, 2021, investment advisory fees amounted to $2,617,122 equivalent to 0.75% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $1,221,324, for a net fee of $1,395,798, which represents an effective annual rate of 0.40%. The investment advisory fees payable amounted to $154,142 as of September 30, 2021.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements. UBSTC has engaged JP Morgan to act as the custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration and Transfer Agency, Registrar, and Shareholder Servicing Agreement will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expenses reimbursements. For the fiscal year ended September 30, 2021, the administrative, custody, and transfer agency services fee amounted to $601,788. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $174,475, for a net fee of $427,313, which is equivalent to 0.12% of the Fund’s average weekly gross assets. The administrative, custody, and transfer agent fees payable amounted to $50,516 as of September 30, 2021.

Certain Fund officers and directors are also officers and directors of UBSTC. The four (4) independent directors of the Fund’s Board of Directors through April 30, 2021, and six (6) as of May 2021 are paid based upon an agreed fee of $1,000 per board meeting, plus expenses, and $500 per

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

Audit Committee meeting, plus expenses. For the fiscal year ended September 30, 2021, the independent directors of the Fund were paid an aggregate compensation and expenses of $27,821. The directors fees payable amounted to $6,040 as of September 30, 2021.

Prior to May 14, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and UBS Financial Services, Inc. (“UBSFS”), or its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

Fund affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

The total amount (in thousands) of other affiliated and unaffiliated purchases and sales of investment securities, originations of securities sold under repurchase agreements and short-term notes, listed by counterparty, during the year were as follows:

	Purchases	%	Sales	%	Securities Sold Under Repurchase Agreements	%	Short-Term Notes	%

Affiliates	$-	-	$-	-	$-	-	$19,850	100%
Unaffiliated	-	-	-	-	407,899	100%	-	-

	$-	-	$-	-	$407,899	100%	$19,850	100%

These affiliated transactions were executed prior to registration under the 1940 Act.

There were no interest expenses from securities sold under repurchase agreements with UBSFS during the year ended September 30, 2021.

Interest expense from short-term notes between affiliated funds during the year amounted to $5,788.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

Capital share transactions for the fiscal years ended September 30, 2021 and 2020 were as follows:

Common Shares	2021	2020

Proceeds from the reinvestment of dividends	$152,631	$177,905
Repurchase of shares	(82,813)	(177,876)

	$69,818	$29

Transactions in common shares during the fiscal years ended September 30, 2021 and 2020 were as follows:

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

Common shares	2021	2020

Common shares - beginning of fiscal year	35,948,755	35,948,747
Shares repurchased	(14,764)	(33,055)
Shares issued due to the reinvestment of dividends	22,812	33,063

Common shares - end of fiscal year	35,956,803	35,948,755

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 50% of the aggregate number of shares of common stock issued by the Fund. As of September 30, 2021, the total shares repurchased represent 37.99% and the total shares available to be repurchased represent 12.01% of the issued shares of the Fund’s common stock since inception. Future share repurchases must now be conducted in accordance with the provisions of the 1940 Act.

The Fund repurchased a total of 14,764 and 33,055 common shares during the fiscal years ended September 30, 2021 and 2020, as follows:

2021:

	Shares Repurchased	Net Asset Value	Cost
Affiliates	9,235	$80,695	$54,914
Non-Affiliates	5,529	48,633	27,899

Total	14,764	$129,328	$82,813

2020:
	Shares Repurchased	Net Asset Value	Cost
Affiliates	7,559	$64,677	$43,790
Non-Affiliates	25,496	221,934	134,086

Total	33,055	$286,611	$177,876

The shares repurchased from affiliates consist of shares held by clients in such affiliates.

The weighted average discount per share is 35.97% and 37.94% for shares repurchased during the fiscal year ended September 30, 2021and 2020, respectively.

4.	Investment Transactions

The cost of securities purchased and proceeds from sales and calls of portfolio securities (in thousands), excluding short-term investments, for the fiscal year ended September 30, 2021, were as follows:

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

	Purchases	Sales	Calls and Paydowns

Puerto Rico Obligations	$-	$-	$7,022
US Obligations	-	-	26,535

	$-	$-	$33,557

5.	Securities Sold Under Repurchase Agreements

Securities sold under repurchase agreements amounted to $31,200,000 at September 30, 2021, and related information is as follows:

Weighted average interest rate at the end of the year	0.22%

Maximum aggregate balance outstanding at any time of the year	$33,200,000

Average balance outstanding during the year	$31,499,668

Average interest rate during the year	0.26%

At September 30, 2021, interest rate on securities sold under repurchase agreements was 0.22%, with a maturity date of October 12, 2021.

At September 30, 2021, investment securities amounting to $33,099,501 were pledged as collateral for securities sold under repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on securities sold under repurchase agreements amounted to $3,241 at September 30, 2021.

The following table presents the Fund’s repurchase agreements by counterparty and the related collateral pledged by the Fund at September 30, 2021:

Counterparty	Gross Amount of Securities Sold Under Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Repurchase Agreements Available for Offset	Collateral Posted (a)	Net Amount Due To Counterparty (not less than zero)
Goldman Sachs, New York	$31,200,000	$-	$31,200,000	$-

(a) Collateral received or posted is limited to the net securities sold under repurchase agreements liability amounts. See above for actual collateral received and posted.

6.	Short-Term Notes

There were short-term notes transactions with affiliates during the year. These affiliated transactions were executed prior to registration under the 1940 Act. There were no short-term notes outstanding as of September 30, 2021, however, related information is as follows:

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

Maximum aggregate balance outstanding at any time of the year	$3,426,000

Average balance outstanding during the year	$1,631,041

Average interest rate during the year	0.35%

There was no interest payable on short-term notes at September 30, 2021.

7.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $31,200,000 of securities sold under repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities, as these are reasonable estimates of fair values, given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under repurchase agreements are classified as Level 2.

8.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At September 30, 2021, the Fund had investments with an aggregate fair value of approximately $44,847,171, which were issued or guaranteed by the Commonwealth of Puerto Rico or its subdivisions, including Revenue Bonds. Also, at September 30, 2021, the Fund had investments with an aggregate market value amounting to $121,329,395, which were issued by various municipalities located in the United States and not guaranteed by the U.S. Government.

9.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that their investments in Puerto Rico securities will constitute at least 20% of their assets.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

10.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the year, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$ 318,710,748

Gross appreciation	26,618,575
Gross depreciation	(5,415,620)

Net appreciation/(depreciation)	$ 21,202,955

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the fiscal year ended September 30, 2021, the Fund had distributed from ordinary income $8,807,985 for tax purposes. The undistributed net investment income at September 30, 2021, was as follows:

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

Undistributed net investment income for tax purposes at the beginning of the year	$ 4,194,544
Net investment income for tax purposes	8,599,618
Dividends paid to common shareholders	(8,807,985)

Undistributed net investment income for tax purposes at the end of the period	$ 3,986,177

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at September 30, 2021 were as follows:

Undistributed net investment income for tax purposes at the end of the year	$ 3,986,177
Accumulated net realized loss from investment	(92,002,496)
Unrealized net appreciation from investment	21,202,955

Total Distributable Earnings (Accumulated Loss)	$ (66,813,364)

11.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result, the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund, to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The securities issued by the Fund and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, the Administrator is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commences August 19, 2022.

Coronavirus and Public Health Emergencies. Coronavirus and Public Health Emergencies. As of the date of this report, there is an outbreak of a novel and highly contagious form of coronavirus (COVID-19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID-19 continues to spread and mutate, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. The extent

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

12.	Commitments and Contingencies

The Fund, its Board of Directors, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against the Fund, UBS Financial Services Inc., UBSFS, UBSTC, and all current and certain former Fund directors, alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. On May 5, 2015, the court denied defendants’ motion to dismiss. The Puerto Rico Court of Appeals and the Puerto Rico Supreme Court denied defendants’ petitions for leave to appeal that decision. On August 24, 2016, defendants answered the complaint. The case is now in discovery. While the outcome of these allegations is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. Moreover, management of UBSFS and UBSTC has informed the Fund of its belief that the resolution of such matter is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

13.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

14.	Subsequent Events

Events and transactions from October 1, 2021 through November 29, 2021 (the date the financial statements were available to be issued) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

September 30, 2021

adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On October 31, 2021, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02042 per common share, totaling $734,149 and payable on November 10, 2021, to common shareholders of record as of October 31, 2021.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc. (formerly known as Puerto Rico AAA Portfolio Bond Fund, Inc.).

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc. (the “Fund”), including the schedule of investments, as of September 30, 2021, and the related statements of operations, changes in net assets, cash flows and financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2021, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The financial statements of the Fund as of and for the year ended September 30, 2020 (not presented herein, other than the statement of changes in net assets) were audited by other auditors whose report, dated December 8, 2020, expressed an unqualified opinion on those financial statements based on their audit performed in accordance with auditing standards generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor one or more UBS investment companies since 1978.

New York, New York

November 29, 2021

[This page intentionally left blank]

OTHER INFORMATION (Unaudited)

Change in Independent Auditors

On February 18, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

PwC’s audit reports on the Fund’s financial statements for the two years ended September 30, 2020 and September 30, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended September 30, 2020 and September 30, 2019 and the subsequent interim period through February 18, 2021 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about August 11, 2021, the Fund engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the Fund’s fiscal year ended September 30, 2021. The decision to select E&Y was recommended by the Funds’ Audit Committee and was approved by the Fund’s Board of Directors on May 11, 2021.

During the two years ended September 30, 2020 and September 30, 2019 and during the subsequent interim period through August 11, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that E&Y concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years ended September 30, 2020 and September 30, 2019.

E&Y, with offices located at One Manhattan West, New York, NY 10001, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending September 30, 2021. E&Y has advised the Fund that it is independent with respect to the Fund, in accordance with the applicable requirements of the SEC.

1

Management of the Fund

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available upon request by calling the Fund at 787-250-3600.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

Independent Directors

Agustin Cabrer (72)	Director	Director since 2005	President of Starlight Development Group, Inc. from 1995 to 2014 (real estate development); President of Antonio Roig Sucesores since 1995 (real estate development); Partner of Desarrollos Roig since 1995, Desarrollos Agrícolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development); Partner, Pennock Growers, Inc. since 1998; Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development); Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998; Director of TC Management from 2002 to 2013; Officer of Candelero Holdings & Management, Inc. from 2001 to 2013; 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer); former Member of the Board of Trustees of the University of Puerto Rico; Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer); President of Libra Government Building, Inc. since 1997; Partner of Cometa 74, LLC since 1998; Vice-President of Candelario Point Partners, Inc. since 1998; Officer of Marbella Development, Corp. from 2001 to 2014.	18 funds consisting of 29 portfolios	None
Vicente J. León (82)	Director	Director since 2021	Independent business consultant since 1999; former Member of the Board of Directors of Triple S Management Corporation; served as a consultant with Falcón Sánchez and Associates, a Certified Public Accounting Firm, from 2000 to 2001; Partner at KPMGLLP from 1981 to 1998.	18 funds consisting of 29 portfolios	None
Carlos Nido (56)	Director	Director since 2007	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and	25 funds consisting of 36 portfolios	None

2

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
healthcare since 2015; President and Executive Producer of Piñolywood Studios LLC; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.
Luis M. Pellot (72)	Director	Director since 2005	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989; Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002; Member of PR Bar Association, PR Manufacturers Association, PR Chamber of Commerce, PR General Contractors Association, PR Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	25 funds consisting of 36 portfolios	None
Clotilde Pérez (69)	Director	Director since 2009	Partner of Infogerencia, Inc. since 1985; Vice President Corporate Development Officer of V. Suarez & Co., Inc. since 1999; Member of the Board of Trustee of the University of the Sacred Heart since 2005; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacan, Inc.; EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; General Partner of the Guayacan Fund of Funds Family.	25 funds consisting of 36 portfolios	None
José J. Villamil (81)	Director	Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non- Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future	18 funds consisting of 29 portfolios	None

3

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council.

Interested Director
Carlos V. Ubiñas (66)****	Director, Chairman of the Board of Directors, and President	Director since 2005 and President since 2015; Chairman of the Board of Directors since 2012	Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Incorporated of Puerto Rico since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Incorporated of Puerto Rico from 1989 to 2005.	18 funds consisting of 29 portfolios	None

Officers
Leslie Highley (74)	Senior Vice President	Senior Vice President since 2005	Managing Director of UBS Trust Company of Puerto Rico; Senior Vice-President of UBS Financial Services Incorporated of Puerto Rico; Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	Not applicable	None
William Rivera (62)	First Vice President and Treasurer	First Vice President since 2005 and Treasurer since 2015	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Puerto Rico since 1987.	Not applicable	None
Javier Rodríguez (48)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2005	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002.	Not applicable	None

4

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Liana Loyola (60)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None
Cary Alsina ***** (52)	Assistant Vice President	Assistant Vice President since 2019	Assistant Portfolio Manager and Analyst for UBS Asset Managers of Puerto Rico and Puerto Rico Investors Family of Funds since 2010; Account Vice President in UBS Financial Services of Puerto Rico from 2004 to 2010; Financial Advisor in Popular Securities from 2001 to 2004; First Vice President in Commercial Loans Division in Banco Popular de Puerto Rico from 1995 to 2001.	Not applicable	None
Heydi Cuadrado (40)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008. Joined UBS Trust Company in 2003.	Not applicable	None
Gustavo Romañach (46)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Asset Managers of Puerto Rico since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers of Puerto Rico since 2009; Assistant Vice- President of UBS Asset Managers of PR since 2003.	Not applicable	None
* The address of each Director and officer is UBS Trust Company of Puerto Rico, American International Plaza – Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**   Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85. Each officer is annually elected by and serves at the pleasure of the Board.

***    The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax- Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents,Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents,Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents,Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Investors Tax-Free Fund, Inc.; Puerto Rico Investors Tax-Free Fund Inc. II; Puerto Rico Investors Tax-Free Fund III, Inc.; Puerto Rico Investors Tax-Free Fund IV, Inc.; Puerto Rico Investors Tax-Free Fund V, Inc.; Puerto Rico Investors Tax-Free Fund VI, Inc.; Puerto Rico Tax-Free Target Maturity Fund, Inc.; Puerto Rico Tax- Free Target Maturity Fund II, Inc.; and Puerto Rico Investors Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust PR. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management, a division of Banco Popular de Puerto Rico. Messrs. Ubiñas, Villamil, and León serve on the Board of Directors of each of the investment companies comprising the UBS Family of Funds.

****   Mr. Ubiñas is considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

***** Ms. Alsina resigned effective August 13, 2021.

5

Shareholder Meeting

The Annual Meeting of Shareholders was held on January 28, 2021 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.

Election of Directors. The stockholders of the Fund elected Carlos V. Ubiñas to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2023 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Carlos V. Ubiñas	1,585,663	98,150

2.     Independent Auditors. The stockholders of the Fund ratified the selection of PricewaterhouseCoopers as the independent auditors of the Fund for the fiscal year ending 2021.

For	Against	Abstain
34,170,780	687,564	2,671

6

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,

•	Written and electronic correspondence,

•	Telephone contacts,

•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

•	Website visits,

•	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

7

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

8

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

9

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

10

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of Directors (the “Board”) of the Fund met on May 11, 2021 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and UBS Asset Managers of Puerto Rico, the Fund’s investment adviser (“UBS AMPR” or the “Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of UBSAMPR, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to the investment advisory was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the investment advisory agreement. In evaluating the investment advisory agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Adviser provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Adviser provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Adviser provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the

11

Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Adviser, the Independent Directors also considered the risks borne by the Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Peformance of the Fund. In evaluating the quality of the services provided by the Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2020 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Adviser with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Adviser had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Adviser for the year ended December 31, 2020. The Independent Directors also considered the overall financial condition of the Adviser and the Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Adviser

12

derived from its relationship with the Fund for the fiscal year ended June 30, 2020 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Adviser’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Adviser including and excluding distribution expenses incurred by the Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Adviser and concluded that the indirect benefits received were reasonable.

13

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INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Cary Alsina1

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

●	Mutual Fund’s units are not bank deposits or FDIC insured.
●	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
●	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

[1]	Ms. Alsina resigned from her position as Assistant Vice President effective on August 13, 2021.

Item 2. Code of Ethics.

(a)      Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc. (the “Fund” or the “registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)        No disclosures are required by this Item 2(b).

(c)        The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d)        There have been no waivers granted by the Fund to individuals covered by the Code during the reporting period for Form N-CSR.

(e)        Not applicable.

(f)        A copy of the Code is incorporated herein by reference as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)

(1)      The Board of Directors of the Fund has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(2)      The name of the audit committee financial expert is Vicente León. Mr. León has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)      Not applicable.

Item 4. Principal Accountant Fees and Services.

On February 18, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about August 11, 2021, the Fund engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the Fund’s fiscal year ended September 30, 2021. The decision to select E&Y was recommended by the Funds’ Audit Committee and was approved by the Fund’s Board of Directors on May 11, 2021.

As a result, for the fiscal year ended September 30, 2020, PwC was the independent auditor for the Fund and E&Y is the independent registered public accounting firm for the Fund for the fiscal year ended September 30, 2021.

(a)         Audit Fees – The aggregate fees billed for professional services rendered by PwC and E&Y for the audit of the registrant’s annual financial statements and for services that are normally provided by PwC and E&Y in connection with statutory and regulatory filings for the fiscal years ended September 30, 2020 and September 30, 2021 were $112,199 and $127,243, respectively.

(b)        Audit Related Fees – During the fiscal year ended September 30, 2020 and the period October 1 , 2020 through May 10, 2021, the registrant was not billed by PwC for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

During the fiscal year ended September 30, 2021, the registrant has not received any fees billed from E&Y for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c)        Tax Fees – The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended September 30, 2020 and the period from October 1, 2020 through May 10, 2021 were $3,478 and $1,040, respectively. These represent fees for services rendered to the registrant for review of tax returns for the fiscal year ended September 30, 2020 and the period from October 1, 2020 through May 10, 2021.

The registrant has not received any fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended September 30, 2021.

During the fiscal year ended September 30, 2020 and the period October 1, 2020 through May 10, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by PwC to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

During the fiscal year ended September 30, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)      All Other Fees - Prior to May 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. The registrant was billed by PwC for services related to these Procedures performed on a quarterly basis. For the fiscal year ended September 30, 2020 and the period from October 1, 2020 through May 10, 2021 the fees were $10,324 and $10,428, respectively. In addition, the registrant was billed by PwC for professional services provided in connection with the Fund’s 1940 Act registration and auditor’s consent which totaled $15,914. The registrant was not billed for any other products or services provided by PwC for the fiscal year ended September 30, 2020 and the period October 1, 2020 through May 10, 2021 other than the services reported in paragraphs (a) through (c) above.

During the fiscal year ended September 30, 2020 and the period October 1, 2020 through May 10, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (d) above, were billed by PwC to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

The registrant was not billed for any other products or services provided by E&Y for the fiscal year ended September 30, 2021 other than the services reported in paragraphs (a) through (c) above.

During the fiscal year ended September 30, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)  The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended.

All the audit and tax services described above for which PwC billed the Fund fees for the fiscal year ended September 30, 2020 and the period October 1, 2020 through May 10, 2021 were pre-approved by the Audit Committee. For the fiscal year ended September 30, 2020 and the period October 1, 2020 through May 10, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal year ended September 30, 2021 were pre-approved by the Audit Committee. For the fiscal year ended September 30, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(2)      Not applicable.

(f)      Not applicable.

(g)     There were no fees billed by PwC for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for fiscal year ended September 30, 2020 and the period from October 1, 2020 through May 10, 2021.

There were no fees billed by E&Y for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for the fiscal year ended September 30, 2021.

(h)      The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)      Not applicable.

(j)      Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)      Not applicable.

(b)      Not applicable.

Item 6. Investments.

(a)      Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Fund has delegated the voting of proxies for the Fund’s securities to UBS Asset Managers of Puerto Rico (the “Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines and procedures (the “Proxy Voting Guidelines”). Under the Proxy Voting Guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders that is, in a manner consistent with the objective of maximizing total return to the shareholder as an investor in the securities being voted. In the case of a conflict of interest, the proxy would be submitted to the Board to determine how the proxy should be voted.

A Proxy Voting Committee, comprised of representatives of the Investment Adviser, oversees and administers the process of voting proxies for the Fund. The Investment Adviser has retained Institutional Shareholder Services, Inc. (“ISS”), an independent proxy voting organization, to assist in carrying out its proxy voting responsibilities.

The Investment Adviser’s Proxy Voting Committee periodically reviews and evaluates the ISS Guidelines and ISS’ voting recommendations, which guidelines the Investment Adviser has concluded are sound and consistent with the fundamental principles that the Investment Adviser believes should guide proxy voting decisions. For this reason, the Investment Adviser generally votes all proxies in accordance with the ISS Guidelines and specific ISS voting recommendations. The ISS Guidelines, as they may be amended from time to time, are treated as part of the Investment Adviser’s and the Fund’s Proxy Policies, and copies of the ISS Guidelines will be provided on request. In the event that the Investment Adviser concludes that reliance on the ISS Guidelines and voting recommendations is no longer appropriate, the Investment Adviser will retain another independent proxy voting service to provide it similar services.

Voting proxies in accordance with the ISS Guidelines and recommendations helps to ensure that the Investment Adviser does not make specific voting decisions in situations where there may be a material conflict of interest between the interest of the Investment Adviser or any of its affiliates and those of a shareholder of the Fund. In addition, because of the broad and diverse nature of the business of the Investment Adviser and its affiliated companies, it is not practical for the Investment Adviser to seek to identify all actual or potential or material conflicts of interest with respect to every proxy voting matter. To ensure that the Investment Adviser does not make a voting decision for clients where a material conflict is present, in the event that the ISS Guidelines do not apply to, or ISS is not able to provide a recommendation on how to vote, a particular matter, the Investment Adviser may seek voting instructions from the majority of Independent Directors of the Board of the Fund, vote client shares in proportion to the votes cast by all other shareholders, if this option is available, retain another independent third party to make the voting decision or take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the Investment Adviser’s Legal Counsel.

The Investment Adviser may not vote proxies in certain circumstances, including, but not limited to, situations were (a) the securities are no longer held; (b) the proxy or other relevant materials were not received in sufficient time to allow an appropriate analysis by ISS or to allow a vote to be cast by the voting deadline; or (c) the Investment Adviser or ISS concludes that the cost of voting the proxy will exceed the potential benefit.

A member of the Investment Adviser’s legal department oversees the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Board and made available to shareholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, upon request, by calling (787) 250-3600 and on the SEC’s website at http://www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)   The following provides biographical information about the Portfolio Manager, who is primarily responsible for the day-to-day portfolio management of the Fund as of September 30, 2021:

Leslie Highley is the designated portfolio manager of the Fund (the “Portfolio Manager”). Mr. Highley manages several funds and portfolios. Mr. Highley is a Co-President of the registrant and Managing Director of UBS Trust Company of Puerto Rico. He has been Managing Director of UBS Trust Company of Puerto Rico since 2006; Executive Vice President of UBS Trust Company of Puerto Rico since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Residents Tax-Free Family of Funds since 1995; President of Dean Witter Puerto Rico, Inc.

(a)(2)    The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of September 30, 2021:

(i) Name of Portfolio Manager	Type of Accounts	(ii) Total Number of Accounts Managed	Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	24	$2,204,082,909	—	$ 0
	Other Pooled Investment Vehicles	—	$0	—	$ 0
	Other Accounts	—	$0	—	$ 0

As described above, the Portfolio Manager does manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)    Compensation. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of the Investment Adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4)    The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of September 30, 2021:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned

Leslie Highley	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c)Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
October 31, 2020	2,543	4.90	Not Applicable	Not Applicable
November 30, 2020	2,137	5.87	Not Applicable	Not Applicable
December 31, 2020	2,144	5.84	Not Applicable	Not Applicable
January 31, 2021	2,034	6.20	Not Applicable	Not Applicable
February 28, 2021	2,499	5.04	Not Applicable	Not Applicable
March 31, 2021	2,216	5.73	Not Applicable	Not Applicable
April 30, 2021	1,191	6.20	Not Applicable	Not Applicable
May 31, 2021	0	–	Not Applicable	Not Applicable
June 30, 2021	0	–	Not Applicable	Not Applicable
July 31, 2021	0	–	Not Applicable	Not Applicable
August 31, 2021	0	–	Not Applicable	Not Applicable
September 30, 2021	0	–	Not Applicable	Not Applicable

Repurchases by the Fund through May 14, 2021, were conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the Office of the Commissioner of Financial Institutions (“OCFI”) and procedures adopted by the Fund’s Board of Directors to address potential conflicts of interest with affiliated broker-dealer UBS Financial Services Incorporated of Puerto Rico. Future share repurchases must now be conducted in accordance with the provisions of the 1940 Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)      The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act).

(b)      There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Although it has not done so, the Fund may also engage in securities lending, subject to procedures adopted by its Board of Directors.

Item 13. Exhibits.

(a) (1)		Code of Ethics is filed herewith.

(a) (2)		The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)		Not applicable.

(a)(4)	(i)	Change in registrant’s independent registered public accounting firm
	(ii)	Letter from PricewaterhouseCoopers LLP

(b)		Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE HIGH GRADE PORTFOLIO BOND FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 8, 2021

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	December 8, 2021